Summary of Significant Accounting Policies (Tables)	6 Months Ended
Jun. 30, 2016
Significant Accounting Policies [Line Items]
Schedule of Rate of Depreciation of Property, Plant and Equipment [Table Text Block]
Depreciation is calculated using the straight-line method over the estimated useful lives of the assets at the following annual rates:

Years

Computers, peripheral, and scientific equipment	3
Office furniture and equipment	4

Comprehensive Income (Loss) [Table Text Block]
The following table provides details with respect to changes in accumulated other comprehensive (loss) income (AOCI), which is comprised of foreign currency translation adjustments, as presented in the balance sheets for the six months ended June 30, 2016:

Balance January 1, 2016	$156,480

Net current period other comprehensive loss	(348,353)

Balance June 30, 2016	$(191,873)